SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 1998
                                                         ----------------

                          COMMISSION FILE NUMBER 0-7570


   DELAWARE             CANANDAIGUA BRANDS, INC.                   16-0716709
                             AND ITS SUBSIDIARIES:
   NEW YORK             BATAVIA WINE CELLARS, INC.                 16-1222994
   NEW YORK             CANANDAIGUA WINE COMPANY, INC.             16-1462887
   NEW YORK             CANANDAIGUA EUROPE LIMITED                 16-1195581
   NEW YORK             ROBERTS TRADING CORP.                      16-0865491
   DELAWARE             BARTON INCORPORATED                        36-3500366
   DELAWARE             BARTON BRANDS, LTD.                        36-3185921
   MARYLAND             BARTON BEERS, LTD.                         36-2855879
   CONNECTICUT          BARTON BRANDS OF CALIFORNIA, INC.          06-1048198
   GEORGIA              BARTON BRANDS OF GEORGIA, INC.             58-1215938
   NEW YORK             BARTON DISTILLERS IMPORT CORP.             13-1794441
   DELAWARE             BARTON FINANCIAL CORPORATION               51-0311795
   WISCONSIN            STEVENS POINT BEVERAGE CO.                 39-0638900
   ILLINOIS             MONARCH IMPORT COMPANY                     36-3539106
   GEORGIA              THE VIKING DISTILLERY, INC.                58-2183528
(State or other      (Exact name of registrant as specified     (I.R.S. Employer
 jurisdiction of      in its charter)                            Identification
 incorporation or                                                No.)
 organization)


            300 WillowBrook Office Park, Fairport, New York   14450
            -----------------------------------------------   -----
                (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (716) 393-4130
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

     Canandaigua Brands, Inc. released on November 3, 1998 the following announcement:

            CANANDAIGUA BRANDS ANNOUNCES OFFER FOR MATTHEW CLARK PLC

     Fairport, New York, November 3, 1998 -- Canandaigua Brands, Inc., (NASDAQ:CBRNA and CBRNB), today announced that it has launched a cash offer for the outstanding ordinary shares of Matthew Clark plc (LSE:MTC), a major UK drinks group which produces, distributes and wholesales a variety of alcoholic and bottled water beverages in the United Kingdom. The Board of Directors of Matthew Clark has recommended that Matthew Clark shareholders accept the offer.

     The offer values each of the 88.5 million ordinary shares of Matthew Clark at 243 pence, or approximately $4.07. The total purchase price of the shares is expected to be approximately (pound)215 million, or $360 million. (All conversions from British pounds sterling to U.S. dollars are based on a recent exchange rate of $1.6755 per (pound).)

     Richard Sands, Chief Executive Officer of Canandaigua Brands, said: "The addition of Matthew Clark will bring significant benefits to Canandaigua in the pursuit of our growth strategy, a major facet of which is to acquire businesses that expand our geographic presence outside the US. The acquisition of Matthew Clark will give us a sizeable presence in the UK, one of the most important markets in the world for beverage alcohol products."

     Mr. Sands added: "As one of the UK's leading producers and wholesalers of beverage alcohol products, Matthew Clark fits well with Canandaigua's growth strategy of investing in new brands and, importantly, establishes a platform from which further strategic acquisitions can be made. We are delighted with the quality of brands, broad customer base and, particularly, the skilled management team that Matthew Clark will bring to Canandaigua Brands."

     Matthew Clark plc operates two divisions: Matthew Clark Brands, which produces and markets cider products, wine and bottled water; and Matthew Clark Wholesale, which is the UK's leading independent drinks wholesaler and which provides a full range of wines, spirits, ciders, beers and soft drinks to over 17,000 on-premises outlets. Matthew Clark's leading brands include Blackthorn and Diamond White ciders; Stowells of Chelsea wines; and Strathmore sparkling water.

     In its most recent fiscal year ended April 30, 1998, Matthew Clark plc reported (pound)553 million ($927 million) in total sales and (pound)36 million ($60 million) in profit before taxes. Net assets at April 30, 1998, were (pound)95 million, or $160 million.

     Canandaigua Brands expects to fund the proposed acquisition with bank financing. The transaction is expected to be largely completed by the end of December. Canandaigua is being advised by Schroders in relation to this transaction.

     Canandaigua Brands, Inc., headquartered in Fairport, New York, is the largest single-source supplier of imported beers, wines and spirits in the United States. The Company is the second largest marketer of imported beer, the second largest wine producer and marketer and the fourth largest spirits provider in the US.

     The Company's portfolio includes the following key brands:

BEER:  Corona Extra and Corona Light,  Modelo Especial, Pacifico,  Negra Modelo,
     St. Pauli Girl, Tsingtao and Point
WINE:  Almaden, Inglenook,  Paul Masson,  Richards Wild Irish Rose,  Arbor Mist,
     Cook's, Taylor, and Manischewitz
DISTILLED SPIRITS:  Barton, Fleischmann's, Paul Masson Grande Amber, Mr. Boston,
     Montezuma, Canadian LTD, Chi-Chi's, Ten High and Inver House

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        CANANDAIGUA BRANDS, INC.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Senior Vice
                                             President and Chief Financial
                                             Officer


                                  SUBSIDIARIES


                                        BATAVIA WINE CELLARS, INC.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA WINE COMPANY, INC.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        CANANDAIGUA EUROPE LIMITED

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        ROBERTS TRADING CORP.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Treasurer


                                        BARTON INCORPORATED

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS, LTD.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                        BARTON BEERS, LTD.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF CALIFORNIA, INC.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON BRANDS OF GEORGIA, INC.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON DISTILLERS IMPORT CORP.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        BARTON FINANCIAL CORPORATION

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        STEVENS POINT BEVERAGE CO.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        MONARCH IMPORT COMPANY

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President


                                        THE VIKING DISTILLERY, INC.

Dated:  November 3, 1998                By:  /s/ Thomas S. Summer
                                             --------------------------------
                                             Thomas S. Summer, Vice President

                                INDEX TO EXHIBITS

(1)  UNDERWRITING AGREEMENT

     Not Applicable.

(2)  PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

     Not Applicable.

(4)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

     Not Applicable.

(16) LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

     Not Applicable.

(17) LETTER RE DIRECTOR RESIGNATION

     Not Applicable.

(20) OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

     Not Applicable.

(23) CONSENTS OF EXPERTS AND COUNSEL

     Not Applicable.

(24) POWER OF ATTORNEY

     Not Applicable.

(27) FINANCIAL DATA SCHEDULE

     Not Applicable.

(99) ADDITIONAL EXHIBITS

     None